                       SEMIANNUAL REPORT / APRIL 30, 1999

                                      AIM
                              EASTERN EUROPE FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                                  [COVER IMAGE]

                    -----------------------------------------

                   URBAN LANDSCAPE BY ILIA IVANOVITCH MACHOV

            EASTERN EUROPE IS MAKING THE CHALLENGING TRANSITION FROM

              A STATE-RUN TO A FREE-MARKET ECONOMY. BURGEONING NEW

                 ENTERPRISES ARE SPROUTING UP IN AND AROUND THE

                 REGION'S MANY PICTURESQUE CITIES AND TOWNS. WE

               BELIEVE MACHOV'S PAINTING WITH ITS VIBRANT COLORS

          CAPTURES THE REGION'S CHARM AS WELL AS ITS GREAT POTENTIAL.

                    -----------------------------------------

AIM Eastern Europe Fund is for shareholders who seek long-term capital appreciation. The Fund invests primarily in equity and debt securities of issuers located in Eastern Europe.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Eastern Europe Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. The Fund's performance is computed at net asset value without a sales charge.
o The Fund's investment return and principal value, as well as its market price per share, will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original price.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

          This report may be distributed only to current shareholders.



SHARE REPURCHASE SUMMARY FOR
AIM EASTERN EUROPE FUND

AS AN INTERVAL FUND, THE FUND IS REQUIRED TO MAKE ANNUAL OFFERS TO REPURCHASE A PERCENTAGE OF ITS OUTSTANDING SHARES, WITH REDEMPTION PROCEEDS TO BE PAID TO PARTICIPATING SHAREHOLDERS IN CASH. THE PERCENTAGE OF OUTSTANDING SHARES THAT THE FUND WILL OFFER TO REPURCHASE IN EACH ANNUAL OFFER WILL BE ESTABLISHED BY THE BOARD OF TRUSTEES SHORTLY BEFORE THE COMMENCEMENT OF THE OFFER, BUT IT WILL NOT BE LESS THAN 5% OR MORE THAN 25% OF THE FUND'S OUTSTANDING SHARES.



                             AIM EASTERN EUROPE FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER




                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
    [PHOTO OF       many of your minds may be, "How will the year 2000 computer
   Charles T.       issue affect AIM and my investments?" We would like you to
     Bauer,         feel comfortable.
  Chairman of           During March and April, AIM participated in an
  the Board of      industrywide test that gave us a chance to see how our
    THE FUND        technology systems might be affected by the changeover to
  APPEARS HERE]     the year 2000 (Y2K). Everything went as well as we had
                    hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
                    electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual-fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.

TEST RESULTS EXCELLENT
During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. During 1998, we made substantial progress on our preparations. We are now in the final phases of the project, continually testing internal applications and our interfaces with outside parties. On the investment side, our portfolio-management staff is evaluating the Y2K preparedness of the companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if there are unexpected problems. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.

Sincerely,


/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
AIM Advisors, Inc.

                    -----------------------------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                             LEADER IN PLANNING FOR

                               YEAR 2000 CONCERNS.

                    -----------------------------------------

 PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED
                     AIM'S YEAR 2000 READINESS DISCLOSURE.


                            AIM EASTERN EUROPE FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


REBOUND IN EASTERN EUROPEAN STOCKS
BOOSTS FUND PERFORMANCE

STOCK MARKETS IN EASTERN EUROPE CONTINUED TO RECOVER FROM THE EFFECTS OF LAST YEAR'S ECONOMIC CRISIS IN RUSSIA. HOW DID AIM EASTERN EUROPE FUND PERFORM DURING THE PAST SIX MONTHS?
The upswing in stock-market performance in Eastern Europe enabled the Fund to post respectable gains. For the six-month period ended April 30, 1999, total return at net asset value was 10.10% for the Fund.

WHAT WAS BEHIND THE IMPROVED PERFORMANCE OF EASTERN EUROPEAN STOCK MARKETS? Developments outside the region played a significant role in the rebound of Eastern European stocks. The Brazilian currency crisis in January rattled stocks in emerging markets, including those in Eastern Europe. However, steps were quickly taken to stabilize Brazil's currency, averting a more serious crisis. Additionally, economies in several Asian nations showed signs of recovery. As a result, investors began to shift more assets back in emerging-market stocks.
    In Eastern Europe, Russian stocks led the charge, soaring 65% in the first quarter of 1999, and continuing their impressive gains through the end of the reporting period. Polish and Hungarian stocks made more modest advances, but were still solid performers.

IN LIGHT OF THE DRAMATIC RISE OF STOCKS IN RUSSIA, WHAT IS YOUR OPINION ABOUT INVESTING IN THE COUNTRY?
We remain skeptical. The economic fundamentals are very poor in Russia. The country's economy is expected to contract by at least 5% in 1999. Moreover, we base our stock selection on corporate earnings growth. And the earnings prospects for most Russian companies are not encouraging.
    The rally in the Russian equity market was relatively narrow and confined primarily to large-cap oil-company stocks. We took advantage of the run-up in Russian stocks to divest the Fund of some of its holdings in the country.
    Finally, the political situation remains clouded in Russia. This uncertainty was heightened shortly after the reporting period ended when President Boris Yeltsin dismissed Yevgeny Primakov as prime minister and named Interior Minister Sergei Stepashin as his successor. Stepashin is Russia's fourth prime minister in 15 months.

WHICH EASTERN EUROPEAN COUNTRIES DO YOU LIKE?
We like Hungary and Poland. Despite an economic slowdown in Western Europe, some analysts are predicting that the Polish and Hungarian economies could each grow by about 4% this year. The Hungarian and Polish governments have pursued sound economic policies that have resulted in declining inflation and unemployment rates.
    In Hungary, corporate earnings growth is still strong and stock prices are very attractive. While the most recent earnings reports in Poland were generally a little disappointing, we are still finding companies there that are performing well.
    As of April 30, 1999, the Fund's geographic exposure was Hungary, 34.1%; Poland, 19.9%; and Russia, 12.9%. The most significant change was the increase in the Fund's Polish holdings from 15.3% on October 31, 1998.


BUDAPEST, WARSAW STOCK EXCHANGES DATE BACK TO 19TH CENTURY

While Eastern European countries are considered emerging markets, stock exchanges are hardly new to the region. In Poland, for example, the first stock exchange opened in Warsaw on May 12, 1817. By 1938, about 130 securities were traded on the Warsaw exchange, including corporate, municipal and government bonds as well as stocks.
    In Hungary, the Commodity and Stock Exchange was established by decree of Emperor Franz Joseph I in 1864. By the turn of the century, quotes of the Budapest exchange were regularly published in Vienna, Frankfurt, Paris and London. The Budapest exchange was closed for slightly more than a year in the early 1930s after the Great Depression hit Hungary.
    After World War II, the Warsaw and Budapest exchanges did not re-emerge until the fall of communism in Poland and Hungary. The Budapest exchange resumed operations in June 1990 while the Warsaw exchange was re-established in April 1991. As of May 1999, there were nearly 120 stocks listed on the Warsaw exchange and about 55 on the Budapest exchange. Indexes used to track the performance of the stocks listed on these exchanges are the BUX for the Budapest exchange and the WIG for the Warsaw exchange.


MERGER OF AIM EASTERN EUROPE FUND INTO AIM DEVELOPING MARKETS FUND PROPOSED

The Board of Trustees of AIM Eastern Europe Fund, a closed-end fund, has voted in favor of the merger of the Fund into AIM Developing Markets Fund, an open-end fund. The Board of Directors of AIM Developing Markets Fund also has approved the merger. The shareholder meeting to consider the proposal will be held in August. The merger is subject to shareholders' approval.


          See important Fund and index disclosures inside front cover.


                            AIM EASTERN EUROPE FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION

As of 4/30/99, based on total net assets

================================================================================
Geographic Allocation                  Top 10 Equity Holdings
--------------------------------------------------------------------------------
 1. Hungary           34.13%            1. Magyar Tavkozlesi (MATAV)      12.21%
 2. Poland            19.85                (Hungary)
 3. Russia            12.92             2. MOL Magyar Olaj-es             10.54
 4. Czech Republic     3.85                Gazipari Rt. (Hungary)
 5. Austria            3.84             3. Surgutneftegaz (Russia)         7.37
 6. Croatia            3.70             4. OTP Bank GDR (Hungary)          4.81
 7. Estonia            3.66             5. Julius Meinl International AG.  3.84
 8. Ireland            1.88                (Austria)
 9. Lithuania          1.61             6. Bank Rozwoju Eksportu S.A.      3.03
10. Romania            1.61                (Poland)
                                        7. Elektrim S.A. (Poland)          3.01
                                        8. Pannonplast Rt (Hungary)        3.00
                                        9. Kredyt Bank PBI. (Poland)       2.82
                                       10  Pliva d.d. (Croatia)            2.75

The Fund's portfolio is subject to change, and there is no assurance that the Fund will continue to hold any particular security.
================================================================================

BESIDES EARNINGS, WHAT OTHER FACTORS DO YOU TAKE INTO CONSIDERATION IN SELECTING STOCKS?
In assessing the valuation of a stock, we compare its price to that of the stocks of similar companies in Eastern Europe, in other developing markets in Asia and Latin America, and in Western Europe and North America. We also like companies that are potential takeover targets, as the value of a company's stock normally appreciates when it is acquired.
    Typically, we like companies, such as banks and manufacturers, that are oriented toward meeting growth in domestic consumer demand. With a population of about 450 million, Eastern Europe's potential lies primarily in its prospects as a large consumer market.

WHAT WERE THE FUND'S INDUSTRY WEIGHTINGS?
Oil-company stocks made up slightly more than 19.2% of the Fund's holdings as of April 30, 1999. A surge in oil prices sparked a rally in this sector and helped the Fund's performance. The Fund's other industry weightings included banks, 18.6%; telephone companies, 13%; and telecommunications, 7.8%.

WHAT WERE SOME OF THE FUND'S TOP HOLDINGS?
The Fund's top 10 holdings are similar to what they were at the beginning of the reporting period. Two new additions to the top 10 are OTP Bank of Hungary and Elektrim, a Polish conglomerate. Founded in the 1840s, nationalized in 1947 and privatized in 1995, OTP is one of Hungary's largest banks with more than 400 branches. Elektrim, which recently changed its upper management, has divested itself of 80 noncore businesses and is focusing on energy and telecommunications.
    The Fund's largest holdings remain Magyar Tavkozlesi (MATAV), a Hungarian telecommunications company, and MOL Magyar Olaj-es Gazipari, a Hungarian oil company.
    The Fund's other major holdings include Pannonplast, a Hungarian plastics firm and Bank Rozwoju Eksportu, a Polish bank.

WHAT IS YOUR OUTLOOK?
We remain optimistic about the long-term prospects for several Eastern European countries, especially Hungary and Poland. Although the road hasn't always been smooth, Poland and Hungary appear to be well on their way to making a successful transition to a free-market, consumer-driven economy. Additionally, Poland, Hungary, the Czech Republic and several other nations in the region have exhibited a relatively high degree of political stability and appear to be committed to democracy. Unfortunately, the same cannot be said of Russia, where the economic and political situation remains troubling.


ABOUT THE PORTFOLIO MANAGERS

PETER JARVIS-Fund Manager with the Fund's sub-advisor, INVESCO Asset Management Ltd. in London, since 1993, and since 1998, a member of the INVESCO Central and Eastern Europe Asset Management Group specializing in Eastern Europe. Mr. Jarvis became lead Portfolio Manager for the Fund in 1998. He received his B.A. Hons. in Mathematics from St. John's College (Oxford University) in 1993.

JONATHAN BROCK-Senior Investment Manager with INVESCO Asset Management Ltd. in London since 1994. Also since 1994, he has been a member of the INVESCO Central and Eastern Europe Asset Management Group. Mr. Brock became Portfolio Manager for the Fund in 1998. From 1991 to 1994, he was a Chartered Accountant with Price Waterhouse in London. He received his M.A. Hons. in Classics from Cambridge University in 1990.

NADYA WELLS-Investment Manager with INVESCO Asset Management Ltd. in London since 1995. Also since 1995, she has been a member of the INVESCO Central and Eastern Europe Asset Management Group. Ms. Wells became Portfolio Manager for the Fund in 1998. From 1993 to 1995 she was with Ernst & Young Management Consultancy in London. She received her B.A. Hons. in Modern History and Modern Languages from Oxford University in 1993.


          See important Fund and index disclosures inside front cover.


                             AIM EASTERN EUROPE FUND

SCHEDULE  OF  INVESTMENTS

April 30, 1999 (Unaudited)


                                                                                                      VALUE           % OF NET
EQUITY INVESTMENTS                                                 COUNTRY         SHARES           (NOTE 1)         ASSETS (a)
------------------                                                 -------       -----------       -----------       ----------
Energy (26.9%)
--------------
   MOL Magyar Olaj - es Gazipari Rt. - Reg S - GDR (b)(c)...       HGRY              218,800       $ 4,923,000          10.5
      Oil

   Surgutneftegaz - ADR (b).................................       RUS               430,000         3,440,000           7.4
      Oil

   Elektrim Spolka Akcyjna S.A..............................       POL               117,144         1,404,533           3.0
      Energy Sources

   Gazprom Reg S - ADR (b)(c)...............................       RUS                73,794           784,061           1.7
      Electrical & Gas Utilities

   Ceske Energeticke Zavody AS (d)..........................       CZK               550,000           777,592           1.7
      Electrical & Gas Utilities

   Unified Energy Systems...................................       RUS                    --                --           1.3
      Electrical & Gas Utilities
      Common (b)............................................       --              6,920,000           346,000            --
      Reg S GDR (b)(c)(d)...................................       --                 50,137           288,288            --

   Bitech Petroleum Corp. (d)...............................       CAD               596,000           592,974           1.3
      Oil
                                                                                                   -----------
                                                                                                    12,556,448
                                                                                                   -----------

Services (25.9%)
---------------
   Magyar Tavkozlesi Rt. - ADR (b)..........................       HGRY              202,700         5,700,938          12.2
      Telephone - Networks

   Julius Meinl International AG............................       ASTRI              84,854         1,793,644           3.9
      Retailers - Food

   AS Eesti Telekom Reg S - GDR (b)(c)......................       EST                59,000         1,247,850           2.7
      Telecom - Other

   Telekomunikacja Polska S.A. Reg S - GDR (b)(c)(d)........       POL               170,681         1,062,489           2.3
      Telecom - Other

   SPT Telecom AS (d).......................................       CZK                70,000         1,017,859           2.2
      Telecom - Other

   Danubius Hotels and Spa Rt. (d)..........................       HGRY               37,000           617,944           1.3
      Leisure & Tourism

   Russian Telecommunication Development Corp...............       RUS                    --                --           0.5
      Telephone Networks
      Non-voting (b)(c)(d)(e)(f)............................       --                 52,600           131,500            --
      Voting (b)(c)(d)(e)(f)................................       --                 38,400            96,000            --

   Nizhny Novgorod Sviazinform (b)..........................       RUS               295,000           156,350           0.3
      Telecom - Other

   Chelyabinsk Svyazinform (b)..............................       RUS                14,109           144,617           0.3
      Telecom - Other

   Samara Svyazinform.......................................       RUS                    --                --           0.3
      Telephone - Regional/Local
      Common (b)(c).........................................       --                  4,600            74,865            --
      Preferred (b)(c)......................................       --                  8,900            44,545            --

  Technoimpex (b)(d)(e)(f)..................................       HGRY                1,400                --            --
    Wholesale & International Trade
                                                                                                   -----------
                                                                                                    12,088,601
                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

April 30, 1999 (Unaudited)


                                                                                                      VALUE           % OF NET
EQUITY INVESTMENTS -- CONTINUED                                    COUNTRY         SHARES           (NOTE 1)         ASSETS (a)
-------------------------------                                    -------       -----------       -----------       ----------

Finance (18.6%)

   OTP Bank Reg S - GDR (b)(c)..............................       HGRY               52,745       $ 2,246,937           4.8
      Banks - Money Center

   Bank Handlowy W. Warszawie...............................       POL                                                   3.1
      Banks - Money Center
      Common................................................       --                 70,000           857,143            --
      Reg S GDR (b)(c)......................................       --                 47,139           558,597            --
      GDR (b)...............................................       --                  2,590            29,290            --

   Bank Rozwoju Eksportu S.A................................       POL                63,120         1,416,980           3.0
      Banks - Money Center

   Kredyt Bank S.A. Reg S - GDR (b)(c)(d)...................       POL                63,770         1,316,850           2.8
      Banks - Money Center

   Vilniaus Bankas AB Reg S - GDR (b)(c)....................       LIT               104,591           753,055           1.6
      Banks - Money Center

   Bank Slaski S.A..........................................       POL                13,000           593,622           1.3
      Banks - Money Center

   Eesti Uhispank - GDR (b)(d)..............................       EST                86,000           462,250           1.0
      Banks - Money Center

   Zagrebacka Banka d.d. - GDR (b)..........................       CRT                50,705           444,936           1.0
      Banks - Money Center

   Ergo Bank S.A............................................       GK                      1                87           0.0
      Banks - Money Center
                                                                                                   -----------
                                                                                                     8,679,747
                                                                                                   -----------

Materials/Basic Industry (4.7%)

   Pannonplast Rt...........................................       HGRY               72,985         1,388,662           3.0
      Plastics & Rubber

   Stomil Olsztyn S.A.......................................       POL               161,674           763,002           1.6
      Plastics & Rubber

   BorsodChem Rt. Reg S - GDR (b)(c)........................       HGRY                1,900            45,600           0.1
      Chemicals
                                                                                                   -----------
                                                                                                     2,197,264
                                                                                                   -----------

Investment Funds (4.5%)

   Baltic Republics Fund Ltd. (b)(d)(f).....................       RUS                 9,000           877,500           1.9
      Country Fund

   Romania Fund Ltd. (b)(d).................................       ROM                15,000           750,000           1.6
      Country Fund

   Ladenburg Thalmann Ukraine Fund Ltd. (b)(d)..............       UKR                10,000           450,000           1.0
      Country Fund
                                                                                                   -----------
                                                                                                     2,077,500
                                                                                                   -----------

Consumer Non-Durables (3.3%)

   Okocimskie Zaklady Piwowarskie S.A. (d)..................       POL               190,000           979,082           2.1
      Beverage - Alcoholic
   Russkie Samotsvety (b)(c)(d).............................       RUS                50,000           287,750           0.6
      Other Consumer Goods

    The accompanying notes are an integral part of the financial statements.

April 30, 1999 (Unaudited)


                                                                                                      VALUE           % OF NET
EQUITY INVESTMENTS -- CONTINUED                                    COUNTRY         SHARES           (NOTE 1)         ASSETS (A)
-------------------------------                                    -------       -----------       -----------       ----------

   Zaklady Piwowarskie w Zywcu S.A..........................       POL                 2,728       $   286,718           0.6
      Beverage - Alcoholic
                                                                                                   -----------
                                                                                                     1,553,550
                                                                                                   -----------
Consumer Durables (2.7%)

   Mezogazdasagi Gepgyarto (d)(f)...........................       HGRY               69,000           583,485           1.3
      Auto Parts
   North American Business Industries (d)...................       HGRY               30,000           427,466           0.9
      Auto Parts
   Nizhnekamskshina (b)(d)..................................       RUS               100,000           237,500           0.5
      Auto Parts
                                                                                                   -----------
                                                                                                     1,248,451
                                                                                                   -----------
Health Care (2.7%)

   Pliva d.d. Reg S - GDR (b)(c)............................       CRT                81,000         1,283,850           2.7
      Pharmaceuticals
                                                                                                   -----------
                                                                                                     1,283,850
                                                                                                   -----------
TOTAL EQUITY INVESTMENTS (cost $60,341,362).................                                        41,685,411          89.3
                                                                                                   -----------         -----

                                                                                  PRINCIPAL
FIXED INCOME INVESTMENTS                                                           AMOUNT
                                                                                 -----------
Government & Government Agency Obligations (0.0%)

   Deutsche Bank AG London Note linked to Gosudarstvennyie
     Kratkosrochynie Obligatsii 0.00% due 6/9/99
     (c)(d)(e)(f)(g)........................................       RUS           $14,652,000                --            --
                                                                                                   -----------         -----
                                                                                                            --            --
                                                                                                   -----------         -----
TOTAL FIXED INCOME INVESTMENTS (cost $1,698,293)............                                                --            --
                                                                                                   -----------         -----

    The accompanying notes are an integral part of the financial statements.

April 30, 1999 (Unaudited)


                                                                                  PRINCIPAL           VALUE           % OF NET
REPURCHASE AGREEMENT                                                               AMOUNT           (NOTE 1)         ASSETS (a)
--------------------                                                             -----------       -----------       ----------
   Dated 04/30/99, with State Street Bank & Trust Company,
    due 05/03/99, for an effective yield of 4.85%,
    collateralized by $7,015,000 U.S. Treasury Bonds, 12.75%
    due 11/15/10 (market value of collateral is $10,154,213
    including accrued interest). (cost $9,952,000)..........                     $ 9,952,000       $ 9,952,000          21.3
                                                                                                   -----------         -----
TOTAL INVESTMENTS (cost $71,991,655)*.......................                                        51,637,411         110.6
Other Assets and Liabilities................................                                        (4,945,351)        (10.6)
                                                                                                   -----------         -----
NET ASSETS..................................................                                       $46,692,060         100.0
                                                                                                   ===========         =====

------------------

(a)  Percentages indicated are based on net assets of $46,692,060.
(b)  U.S. currency denominated.
(c) Valued in good faith at fair value using procedures approved by the Board of Trustees.
(d)  Non-income producing security.
(e) Security issued under Regulatory S Rule 144A and additional restrictions may apply in the resale of such securities.
(f) At April 30, 1999, the Fund owned the following restricted securities constituting 3.6% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1). Additional information on restricted securities is as follows:

                                                                      ACQUISITION                                       VALUE
                                                                         DATES          SHARES          COST          PER SHARE
                                                                      -----------       ------       ----------       ---------
   Baltic Republics Fund, Ltd..................................        9/02/94           9,000       $  900,000        $97.50
   Mezogazdasagi Gepgyarto Rt..................................        2/26/97          69,000          955,138          8.46
   Russian Telecommunication Development Corp.:
      Non-voting...............................................       12/20/93          52,600          526,000          2.50
      Voting...................................................       12/20/93          38,400          384,000          2.50
   Technoimpex.................................................       11/22/90           1,400        2,989,406          0.00

(g) The issuer's obligation is limited to paying the holder a maturity value based on the amounts that would have been paid to a direct holder of the referenced zero coupon government security. In August 1998, the Russian government announced the restructuring of its short-term debt. At that time, interest accruals ceased due to this uncertainty. Details of the restructuring have not been finalized.
 * For Federal income tax purposes, cost is $73,487,655 and appreciation (depreciation) of securities is as follows:

Unrealized appreciation:................       $  4,476,804
Unrealized depreciation:................        (26,327,048)
                                               ------------
Net unrealized depreciation:............       $(21,850,244)
                                               ============

Abbreviations:

ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

April 30, 1999 (Unaudited)


The Fund's Schedule of Investments at April 30, 1999 was concentrated in the following countries:

                                                                       PERCENTAGE OF NET ASSETS(a)
                                                                   -----------------------------------
                                                                               SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)                              EQUITY       AND OTHER        TOTAL
------------------------------------                              ------       ----------       -----
Austria (ASTRI/ATS).........................................         3.8                           3.8
Canada (CAD/CAD)............................................       1.3..                           1.3
Croatia (CRT/HRK)...........................................       3.7..                           3.7
Czech Republic (CZK/CZK)....................................         3.8                           3.8
Estonia (EST/EEK)...........................................         3.7                           3.7
Greece (GK/GRD).............................................       0.0..                           0.0
Hungary (HGRY/HUF)..........................................        34.1                          34.1
Ireland (IRE/EUR)...........................................         1.9                           1.9
Lithuania (LIT/LTL).........................................         1.6                           1.6
Poland (POL/PLN)............................................       19.9..                         19.9
Romania (ROM/ROL)...........................................         1.6                           1.6
Russia (RUS/RUR)............................................        12.9                          12.9
Ukraine (UKR/UKR)...........................................         1.0                           1.0
United States (US/USD)......................................         0.0           10.7           10.7
                                                                    ----           ----          -----
Total                                                              89.3..          10.7          100.0
                                                                    ====           ====          =====

------------------

(a)  Percentages indicated are based on Net Assets of $46,692,060.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1999
(Unaudited)

ASSETS:

Investments in securities, at value
  (cost $62,039,655)                               $ 41,685,411
---------------------------------------------------------------
Repurchase agreement, at value and cost               9,952,000
---------------------------------------------------------------
U.S. currency                                               255
---------------------------------------------------------------
Foreign currencies (cost $7)                                  7
---------------------------------------------------------------
Receivables for:
     Securities sold                                    366,700
---------------------------------------------------------------
     Dividends and foreign withholding
       taxes                                             90,286
---------------------------------------------------------------
       Total assets                                  52,094,659
---------------------------------------------------------------

LIABILITIES:

Payables for:
     Capital shares repurchased                       5,082,820
---------------------------------------------------------------
     Repurchase offer expenses                          104,263
---------------------------------------------------------------
Accrued printing and postage expenses                    69,504
---------------------------------------------------------------
Accrued investment management fees                       52,261
---------------------------------------------------------------
Accrued professional fees                                33,318
---------------------------------------------------------------
Accrued trustees' fees and expenses                      13,703
---------------------------------------------------------------
Accrued administration fees                               6,272
---------------------------------------------------------------
Accrued custodian fees                                    1,692
---------------------------------------------------------------
Other liabilities                                        38,766
---------------------------------------------------------------
       Total liabilities                              5,402,599
---------------------------------------------------------------
Net assets applicable to shares
  outstanding                                      $ 46,692,060
---------------------------------------------------------------
Net asset value per share ($46,692,060/
  5,864,783 capital shares outstanding)            $       7.96
---------------------------------------------------------------

NET ASSETS CONSIST OF:

Paid-in capital (Note 5)                           $ 82,802,588
---------------------------------------------------------------
Accumulated net investment loss                         (86,214)
---------------------------------------------------------------
Accumulated net realized loss on
  investment securities and foreign
  currencies                                        (15,602,917)
---------------------------------------------------------------
Net unrealized depreciation on foreign
  currencies                                            (67,153)
---------------------------------------------------------------
Net unrealized depreciation of
  investment securities                             (20,354,244)
---------------------------------------------------------------
Total -- representing net assets
  applicable to capital shares
  outstanding                                      $ 46,692,060
---------------------------------------------------------------

STATEMENT OF OPERATIONS

For the six months ended April 30, 1999
(Unaudited)

INVESTMENT INCOME:

Interest and other                                $   405,138
-------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $451)                                                 3,249
-------------------------------------------------------------
     Total investment income                          408,387
-------------------------------------------------------------

EXPENSES:

Investment management fees                            310,265
-------------------------------------------------------------
Administration fees                                    49,634
-------------------------------------------------------------
Professional fees                                      41,003
-------------------------------------------------------------
Printing and postage expenses                          38,852
-------------------------------------------------------------
Custodian fees                                         22,633
-------------------------------------------------------------
Trustees' fees and expenses                            14,015
-------------------------------------------------------------
Transfer agent fees                                     8,945
-------------------------------------------------------------
Other expenses                                         21,664
-------------------------------------------------------------
     Total expenses before reimbursement              507,011
-------------------------------------------------------------
Expenses reimbursed                                   (12,410)
-------------------------------------------------------------
     Total net expenses                               494,601
-------------------------------------------------------------
Net investment loss                                   (86,214)
-------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            (6,184,796)
-------------------------------------------------------------
  Foreign currencies                                  (17,604)
-------------------------------------------------------------
                                                   (6,202,400)
-------------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Foreign currencies                                  (10,210)
-------------------------------------------------------------
  Investment securities                            11,078,421
-------------------------------------------------------------
                                                   11,068,211
-------------------------------------------------------------
Net realized and unrealized gain on investments
  and foreign currencies                            4,865,811
-------------------------------------------------------------
Net increase in net assets resulting from
  operations                                      $ 4,779,597
=============================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended April 30, 1999 and the year ended October 31, 1998 (Unaudited)

                                                                APRIL 30, 1999       OCTOBER 31, 1998
                                                                --------------       ----------------
OPERATIONS:

  Net investment income (loss)                                   $   (86,214)          $    (96,612)
-----------------------------------------------------------------------------------------------------
  Net realized loss on investment securities and foreign
    currencies                                                    (6,202,400)            (8,099,236)
-----------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) of
    foreign currencies                                               (10,210)               (49,219)
-----------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation (depreciation) of
    investment securities                                         11,078,421            (38,905,480)
-----------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
     operations                                                    4,779,597            (47,150,547)
-----------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gains on investments                                  --            (28,514,192)
-----------------------------------------------------------------------------------------------------
  In excess of net realized gains on investments                          --                (19,505)
-----------------------------------------------------------------------------------------------------
    Total distributions                                                   --            (28,533,697)
-----------------------------------------------------------------------------------------------------
Capital share transactions: (Note 5)
  Cost of shares repurchased pursuant to annual repurchase
     offer (Note 6)                                               (5,187,083)            (4,938,777)
-----------------------------------------------------------------------------------------------------
    Total decrease in net assets                                    (407,486)           (80,623,021)
-----------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                             47,099,546            127,722,567
-----------------------------------------------------------------------------------------------------
  End of period                                                  $46,692,060*          $ 47,099,546
=====================================================================================================

*  Including accumulated net investment loss of $(86,214).

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 1999
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Eastern Europe Fund ("Fund"), formerly G.T. Global Eastern Europe Fund, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, closed-end management investment company.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

A. Portfolio Valuation-Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, are valued at the mean between closing bid and asked prices. In cases where securities are traded on more than one exchange, or traded both on an exchange and over the counter, the securities are valued on the exchange or in the market determined by A I M Advisors, Inc. (the "Manager") to be the primary market.
       Fixed income investments are valued at the mean of representative quoted bid and asked prices for such investments or, if such prices are not available, at prices for investments of comparable maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.
       Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.
       Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund's Board of Trustees.
B. Foreign Currency Translation-The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.
       The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
       Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.
C. Repurchase Agreements-With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.
D. Forward Foreign Currency Contracts-A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.
       When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities." The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.
E. Futures Contracts-A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.
F. Security Transactions and Related Investment Income-Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividend income is recorded on the ex-dividend date, or as soon as the Fund is informed of the dividend. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the counterparty fails to deliver and causes the Fund to subsequently invest at less advantageous prices.
G. Taxes-It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income and capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The fund currently has a capital loss carryforward of $7,904,518 as of October 31, 1998 which expires in 2006.
H. Distributions to Shareholders-Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.
I. Foreign Securities-There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
J. Restricted Securities-The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown at the end of the Schedule of Investments.
K. Indexed Securities-The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.
L.   Securities Purchased on a When-Issued or Forward Commitment Basis-The
     Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date. These securities, if any, are identified on the accompanying Schedule of Investments. The Fund has set aside sufficient cash or liquid securities as collateral for these purchase commitments.

NOTE 2-RELATED PARTIES (SEE ALSO NOTE 8)

A I M Advisors, Inc. ("the Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's investment manager and INVESCO Asset Management Ltd. is the Fund's investment sub-advisor. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT.
  The Fund pays the Manager management fees, which are calculated and paid monthly, at the annualized rate of 1.25% of the Fund's average weekly adjusted net assets (which, for this purpose, means the average weekly value of the total assets of the Fund, minus the sum of the accrued liabilities of the Fund, other than borrowings used for investment purposes).
  Princeton Administrators, L.P. ("Princeton") acts as administrator of the Fund. The Fund pays administration fees to Princeton, calculated and paid monthly, at the annualized rate of 0.20% of the Fund's average weekly adjusted net assets. The Manager has voluntarily undertaken to reduce the fee to 0.15% of the Fund's average weekly adjusted net assets through an annual reimbursement to the Fund of 0.05% of the Fund's average weekly adjusted net assets.

NOTE 3-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 1999, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $10,847,568 and $7,858,085, respectively. There were no purchases or sales of U.S. government obligations by the Fund for the six months ended April 30, 1999.

NOTE 5-CAPITAL SHARES

At April 30, 1999, there were an unlimited number of shares of beneficial interest authorized, at $0.01 par value per share. 16,045,345 shares were issued and 6,516,426 shares remained outstanding.

NOTE 6-ANNUAL REPURCHASE OFFER

Pursuant to the Fund's policy of conducting annual repurchase offers, on March 26, 1999, the Fund offered to repurchase up to 10% of the outstanding shares of beneficial interest in the Fund. The repurchase offer expired on April 16, 1999 and the shares were repurchased at the Net Asset Value ("NAV") at the close of regular trading on the New York Stock Exchange on April 30, 1999, less a repurchase fee equal to 2% of the NAV per share.
  The Fund's transfer agent, Boston Equiserve, indicated that 2,265,574 shares were validly tendered and not withdrawn prior to the expiration of the Fund's repurchase offer. The shares accepted for tender (651,644 shares representing 10%) received cash at a repurchase offer price of $7.80, which was equal to the Fund's net asset value of $7.96 as of April 30, 1999, less the repurchase fee. After the repurchase offer, the Fund has approximately 5.9 million shares outstanding; 651,644 shares were returned to the Fund's Treasury.

NOTE 7-LINE OF CREDIT

The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of each Fund's total assets. On April 30, 1999, the Fund had no loans outstanding.

  Effective May 28, 1999, the above line of credit was superseded by the Fund's participation in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 8-SUBSEQUENT EVENT

The Board of Trustees of the Fund unanimously approved, on May 13, 1999, an Agreement and Plan of Reorganization and Termination ("Plan") pursuant to which the Fund would transfer substantially all its assets to AIM Developing Markets Fund ("Developing Markets Fund"). As a result of the transaction, shareholders of the Fund would receive Class A shares of Developing Markets Fund in exchange for their shares of the Fund, and the Fund would cease operations.

The Plan requires the approval of the Fund's shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in August 1999. If the Plan is approved by shareholders of the Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective before the end of August 1999.

NOTE 9-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a Fund share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements and market price data for the shares.

                                                                                  YEAR ENDED OCTOBER 31,
                                   SIX MONTHS ENDED       -------------------------------------------------------------------
                                    APRIL 30, 1999         1998           1997           1996           1995           1994
                                   ----------------       -------       --------       --------       --------       --------
                                     (UNAUDITED)
Net asset value, beginning of
  year                                 $  7.23            $ 18.62       $  16.92       $  14.75       $  15.37       $  14.07
--------------------------------       -------            -------       --------       --------       --------       --------
Income from investment
  operations:
  Net investment income (loss)           (0.01)             (0.01)            --           0.24           0.11           0.02
--------------------------------       -------            -------       --------       --------       --------       --------
  Net realized and unrealized
     gain (loss) on investments           0.74              (7.22)          3.57           2.11          (0.38)          1.52
--------------------------------       -------            -------       --------       --------       --------       --------
     Net increase (decrease)
       from investment
       operations                         0.73              (7.23)          3.57           2.35          (0.27)          1.54
--------------------------------       -------            -------       --------       --------       --------       --------
Distributions to shareholders
  from:
  Net investment income                     --                 --          (0.07)         (0.12)         (0.02)         (0.12)
--------------------------------       -------            -------       --------       --------       --------       --------
  Net realized gain on
     investments                            --              (4.15)         (1.80)         (0.06)         (0.33)         (0.12)
--------------------------------       -------            -------       --------       --------       --------       --------
  In excess of net realized
     gain on investments                    --              (0.01)            --             --             --             --
--------------------------------       -------            -------       --------       --------       --------       --------
     Total distributions                    --              (4.16)         (1.87)         (0.18)         (0.35)         (0.24)
--------------------------------       -------            -------       --------       --------       --------       --------
Net asset value, end of period         $  7.96            $  7.23       $  18.62       $  16.92       $  14.75       $  15.37
================================       =======            =======       ========       ========       ========       ========
Market value, end of period            $  6.31            $  5.81       $  16.38       $  13.75       $  12.75       $  13.00
================================       =======            =======       ========       ========       ========       ========
Total return (based on market
  value)                                  8.60%(a)         (52.79)%        35.81%          9.35%          0.73%         (7.25)%
================================       =======            =======       ========       ========       ========       ========
Ratios and supplemental data:
Net assets, end of period (in
  000's)                               $46,692            $47,100       $127,723       $122,204       $236,698       $246,610
================================       =======            =======       ========       ========       ========       ========
Ratio of net investment income
  (loss) to average net assets:
================================       =======            =======       ========       ========       ========       ========
  With expense reimbursement
     (Note 2)                            (0.35)%(b)         (0.12)%        (0.02)%         1.09%          0.80%          0.15%
================================       =======            =======       ========       ========       ========       ========
  Without expense reimbursement          (0.40)%(b)         (0.17)%          N/A            N/A            N/A            N/A
--------------------------------       -------            -------       --------       --------       --------       --------
Ratio of expenses to average
  net assets:
  With expense reimbursement
     (Note 2)                             1.99%(b)           1.78%          1.88%          1.87%          1.79%          1.87%
================================       =======            =======       ========       ========       ========       ========
  Without expense reimbursement           2.04%(b)           1.83%           N/A            N/A            N/A            N/A
--------------------------------       -------            -------       --------       --------       --------       --------
Portfolio turnover rate                     20%                70%            95%            69%            57%            65%
================================       =======            =======       ========       ========       ========       ========

(a)  Not annualized.
(b) Ratios are annualized and based on average net assets of $49,642,333. N/A Not Applicable.

    The accompanying notes are an integral part of the financial statements.

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

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                                       16